UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 28, 2009

thinkorswim Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52012	76-0685039
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

45 Rockefeller Plaza, Suite 2012, New York, NY		10111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (801) 816-6918

Not applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

FINRA Approval

On May 28, 2009, the Financial Industry Regulatory Authority granted approval, pursuant to FINRA Membership Rule 1017, of the indirect change in control of thinkorswim’s broker-dealer subsidiary resulting from the merger.

Litigation Settlement

On May 28, 2009, TD AMERITRADE Holding Corporation (“TD AMERITRADE”) and thinkorswim Group Inc. (“thinkorswim”) entered into a memorandum of understanding with the plaintiffs in certain class action lawsuits filed on behalf of thinkorswim’s stockholders regarding the settlement of those class action lawsuits that were filed following the announcement of the Agreement and Plan of Merger, dated as of January 8, 2009, between thinkorswim, TD AMERITRADE, Tango Acquisition Corporation One, a wholly-owned subsidiary of TD AMERITRADE (“Merger Sub One”), and Tango Acquisition Corporation Two, a wholly-owned subsidiary of TD AMERITRADE (“Merger Sub Two”).

As previously disclosed in the definitive Proxy Statement of thinkorswim, dated May 8, 2009, that also constitutes a Prospectus of TD AMERITRADE  (the “Proxy Statement/Prospectus”), included in TD AMERITRADE’s registration statement on Form S-4 (File No. 333-157208), as amended, two purported class actions lawsuits were filed on behalf of thinkorswim’s stockholders in the Circuit Court of Cook County, Illinois docketed as Jonathan Simons v. Tom Sosnoff, et al., Case No. 09CH02970, and Jim Burns v. thinkorswim Group Inc., et al., Case No. 09CH03435, (collectively, the “Illinois complaints”), copies of which were filed as exhibits 99.4 and 99.5 to TD AMERITRADE’s Form S-4.  Subsequently, a purported class action lawsuit was filed on behalf of thinkorswim’s stockholders in the Supreme Court of the State of New York, docketed as James A. Bordeleau v. thinkorswim Group, Inc., et al. (the “New York complaint”). The Illinois complaints name each of the members of thinkorswim’s board of directors, thinkorswim, TD AMERITRADE and Merger Sub One as defendants. The New York complaint names each of the members of thinkorswim’s board of directors and thinkorswim as defendants. The lawsuits allege, among other things, that the members of thinkorswim’s board of directors breached their fiduciary duties to thinkorswim’s stockholders by entering into a merger agreement with TD AMERITRADE for an unfair price and pursuant to an unfair sale process. They also allege that thinkorswim’s directors are attempting to obtain personal financial benefits at the expense of thinkorswim’s stockholders. The Illinois complaints further allege that TD AMERITRADE and Merger Sub One aided and abetted the directors of thinkorswim in the alleged breaches of their fiduciary duties.

The Illinois complaints were consolidated by court order dated February 25, 2009. On March 5, 2009, plaintiffs filed a consolidated amended complaint, a copy of which was filed as exhibit 99.6 to TD AMERITRADE’s Form S-4. The plaintiff in the New York complaint filed an amended complaint on March 5, 2009, a copy of which was filed as exhibit 99.7 to TD AMERITRADE’s Form S-4.  The amended complaints include additional allegations that the Proxy Statement/Prospectus does not disclose certain material information.  The Illinois consolidated amended complaint also alleges, among other things, that the disclosures regarding the proposed stock option exchange program were insufficient and/or unclear and that the Company should have provided separate votes on the two components of the stock option exchange program.  The amended complaints seek, among other relief, certification of a class of all common stockholders of thinkorswim who allegedly were harmed by the defendants’ actions challenged in the complaint, preliminary and permanent injunctions prohibiting consummation of the merger, rescission or damages if the merger is consummated prior to entry of the court’s final judgment and payment of the plaintiff’s costs and expenses.  The defendants have filed a motion to dismiss or stay the New York complaint on the ground that the claims asserted are the subject of the prior, consolidated class action filed in the Illinois court.  On May 7, 2009, plaintiff Jonathan Simons voluntarily dismissed his action without prejudice.

thinkorswim and TD AMERITRADE continue to believe the lawsuits to be without merit. Nevertheless, without admitting any liability or wrongdoing, thinkorswim and TD AMERITRADE have agreed in principle to settle the lawsuits in order to avoid the potential cost and distraction of continued litigation and to eliminate any risk of any delay to the closing of the merger posed by these lawsuits. Such settlement is subject to execution and delivery of definitive documentation, the closing of the merger and court approval. If the settlement becomes effective, the lawsuits will be dismissed with prejudice.

Pursuant to the terms of the settlement, thinkorswim has agreed to make available meaningful additional information to its stockholders. Such additional information is contained below in this Current Report on Form 8-K and should be read in conjunction with the Proxy Statement/Prospectus. In addition, subsequent to the filing of the Illinois and New York complaints, thinkorswim has provided additional disclosures regarding the stock option exchange program, and has offered stockholders a separate vote on the option exchange proposal and the plan amendment proposal, as described in the Proxy Statement/Prospectus.  In return, the plaintiffs agreed to the dismissal of the actions. The details of the settlement will be set forth in a notice to be sent to stockholders of thinkorswim prior to a hearing before the court to consider the settlement.

The settlement will not affect the merger consideration to be paid to stockholders of thinkorswim in connection with the proposed merger or the timing of the special meeting of stockholders of thinkorswim scheduled for June 9, 2009, beginning at 9:00 a.m., local time, at the Hilton New York located at 1335 Avenue of the Americas, New York, New York 10019 to vote upon, among other things, a proposal to approve and adopt the merger agreement.

* * *

The information set forth below supplements the Proxy Statement/Prospectus and should be read in conjunction with the Proxy Statement/Prospectus. All page references in the information set forth below refer to those contained in the Proxy Statement/Prospectus, and terms used below shall have the meanings set forth in the Proxy Statement/Prospectus (unless otherwise defined below).

Background of the Merger

The following disclosure supplements the discussion at page 23 of the Proxy Statement/Prospectus concerning the June 6, 2008 meeting of the thinkorswim board of directors:

On June 6, 2008, the thinkorswim board of directors discussed the risks and uncertainties associated with approaching additional potential business partners, including:

•	the pool of likely strategic buyers being limited to those parties with whom thinkorswim already was in contact about the possibility of a strategic transaction;

•	the difficult economic conditions making bids from financial sponsors and other entities unlikely;

•	the likelihood that any parties interested in a strategic transaction would have already approached thinkorswim on their own initiative;

•

the ability of thinkorswim to include “window shop” and “fiduciary termination right” structures in any definitive agreement, thereby preserving the right to receive and negotiate unsolicited topping bids in the period preceding stockholder approval and to terminate the merger agreement to accept a superior proposal upon paying a customary break-up fee;

•	the difficulty of maintaining confidentiality in a more open auction process or a process in which multiple parties were contacted; and

•

the potential disruption to thinkorswim’s business operations and its ability to negotiate a strategic transaction if it became publicly known that thinkorswim was considering selling itself (particularly if risks, such as those relating to the SEC Investigation, resulted in thinkorswim’s failing to reach a definitive agreement to a transaction).

The members of the thinkorswim board of directors discussed contacting other potential merger partners and conducting an auction style process to sell the company.  Board members expressed concern, however, that given the recent drop in thinkorswim’s trading price following the public announcement of the SEC Investigation, if information leaked that thinkorswim was considering offers to sell itself, there were risks that thinkorswim would be forced into a disorderly public auction process that would be detrimental to the business operations of thinkorswim and not permit thinkorswim to obtain the best price for thinkorswim’s stockholders.

The following disclosure supplements the discussion at page 26 of the Proxy Statement/Prospectus concerning the December 12, 2008 meeting of the thinkorswim board of directors:

On December 12, 2008, the board of directors also considered whether to approach other potential acquirors of thinkorswim.  After considering the universe of potential acquirors (including competitors in the online brokerage market, financial sponsors and the withdrawn proposal by Party B), the general financial situation of those potential acquirors, their strategic fit with thinkorswim and their historical acquisition activity, the board of directors, in consultation with Paragon and Cleary Gottlieb, concluded that no other parties would be expected to be interested in pursuing a strategic transaction on terms superior to those proposed by TD AMERITRADE.

The following disclosure supplements the discussion at page 26 of the Proxy Statement/Prospectus concerning meetings between members of thinkorswim management and TD AMERITRADE:

No terms of employment were discussed at the December 12, 2008 meetings between Mr. Tomczyk and Messrs. Barba, Sheridan or Sosnoff.  At the direction of the thinkorswim board of directors, discussion of terms of employment were deferred until after there was a meeting of the minds between the TD AMERITRADE and thinkorswim negotiating teams as to an acceptable price range for thinkorswim stockholders.

The following disclosure supplements the discussion at page 28 of the Proxy Statement/Prospectus concerning the January 7, 2009 meeting of the thinkorswim board of directors:

During the January 7, 2009 thinkorswim board of directors meeting held to consider the potential transaction with TD AMERITRADE, in reviewing the results of thinkorswim’s reverse due diligence, Paragon discussed a review of certain internal financial and legal information and other data relative to TD AMERITRADE’s business and financial prospects.

The following disclosure supplements the Background of the Merger section of the Proxy Statement/Prospectus beginning on page 22 regarding thinkorswim’s arrangements with its financial advisors:

On January 2, 2009, thinkorswim formally engaged UBS to render an opinion to the thinkorswim board of directors as to the fairness, from a financial point of view, of the merger consideration to be paid in the proposed transaction with TD AMERITRADE.  UBS’ fee in connection with its opinion is not contingent upon completion of the merger.

Paragon has advised thinkorswim and its board of directors on financial and strategic business matters since 2003, including Investools’ 2007 acquisition of thinkorswim Group, Inc.  The thinkorswim board of directors did not request that Paragon render a fairness opinion because Paragon’s engagement did not provide for Paragon to deliver an opinion, Paragon has had a longstanding relationship with thinkorswim, Paragon’s representatives were involved in the negotiation and structuring of the transaction, and, pursuant to an engagement letter agreed to in 2008, Paragon was already entitled to a fee (equal to one percent of the aggregate consideration in the merger) that is contingent on the closing of the transaction.

Opinion of UBS Securities LLC

The following disclosure supplements the section of the Proxy Statement/Prospectus entitled “Opinion of UBS Securities LLC” beginning on page 30:

In performing financial analyses in connection with its opinion, dated January 7, 2009, to the thinkorswim board of directors, UBS Securities LLC reviewed certain financial data commonly considered in the valuation of companies in the online brokerage industry (earnings per share, or EPS, in the case of its selected companies analyses, net income in the case of its selected transactions analysis and levered free cash flows and net income in the case of its discounted cash flow analyses).  In addition, discount rate ranges used to calculate present values were derived taking into consideration, among other things, a cost of equity calculation, and net income multiple ranges applied to calculate terminal values were derived taking into consideration, among other things, calendar year 2008 EPS trading multiples of optionsXpress Holdings, Inc. and TradeStation Group, Inc. (in the case of thinkorswim) and calendar year 2008 EPS trading multiples of TD AMERITRADE and The Charles Schwab Corporation (in the case of TD AMERITRADE).

thinkorswim Officers and Directors Have Financial Interests in the Merger

The following disclosure supplements the discussion at page 38 of the Proxy Statement/Prospectus concerning grants of thinkorswim restricted stock awarded to directors in January 2009:

The awards of shares of restricted stock made to directors in January 2009 were made as part of thinkorswim’s regular annual grant cycle, in the ordinary course of business and consistent with past practice.  In determining the number of shares of restricted stock to be granted, thinkorswim took into account that the directors would not receive any stock options in addition to the shares of restricted stock, as they had in prior years, since an option grant would have limited value as a result of the impending transaction.

Forward-Looking Statements

Information set forth in this Current Report on Form 8-K contains forward-looking statements, which involve a number of risks and uncertainties.  thinkorswim and TD AMERITRADE caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information.  All such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving thinkorswim and TD AMERITRADE, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of thinkorswim stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in thinkorswim’s and TD AMERITRADE’s filings with the SEC, which are available at the SEC’s web site http://www.sec.gov.  thinkorswim and TD AMERITRADE disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Additional Information and Where to Find It

In connection with the proposed merger, TD AMERITRADE filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that included a proxy statement of thinkorswim that also constitutes a prospectus of TD AMERITRADE.  thinkorswim mailed the proxy statement/prospectus to its stockholders on or about May 11, 2009.  TD AMERITRADE and thinkorswim urge investors and security holders to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information.  You may obtain a free copy of the proxy statement/prospectus and other related documents filed by thinkorswim and TD AMERITRADE with the SEC at the SEC’s website at www.sec.gov.  The proxy statement/prospectus and the other documents may also be obtained for free by accessing thinkorswim’s website at www.thinkorswim.com by clicking on the link for “Investor Relations”, then clicking on the link for  “Financial Reports” and then clicking on the link for “SEC Filings” or by accessing TD AMERITRADE’s website at www.amtd.com and clicking on the “Investors” link and then clicking on the link for “SEC Filings”.

Participants in this Transaction

thinkorswim, TD AMERITRADE and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from thinkorswim stockholders in favor of the merger.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of thinkorswim stockholders in connection with the proposed merger are set forth in the proxy statement/prospectus filed with the SEC.  You can find information about thinkorswim’s executive officers and directors in thinkorswim’s definitive proxy statement filed with the SEC on April 29, 2008.  You can find information about TD AMERITRADE’s executive officers and directors in their definitive proxy statement filed with the SEC on January 6, 2009.  You can obtain free copies of these documents from thinkorswim or TD AMERITRADE using the contact information above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

thinkorswim Group Inc.

May 29, 2009	By:	/s/ Ida K. Kane

Name: Ida K. Kane
Title: Senior Vice President and Chief Financial Officer